UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2010 (September 9, 2010)
EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Bagby, Sky Lobby 2
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
713-651-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.
Item 1.01 Entry Into a Material Definitive Agreement.
     On September 10, 2010, EOG Resources, Inc. (EOG) entered into an unsecured Revolving Credit Agreement (New Facility) among EOG, Bank of America, N.A., as Administrative Agent (Administrative Agent), the financial institutions as bank parties thereto (Banks) and the other parties thereto. The New Facility is in addition to EOG’s existing unsecured Revolving Credit Agreement, dated as of June 28, 2005 (as amended), among EOG, JPMorgan Chase Bank, N.A., as administrative agent thereunder, the financial institutions as bank parties thereto and the other parties thereto, which has a scheduled maturity date of June 28, 2012 and which is referenced under Item 9.01 below and on the exhibit index hereto.
     The New Facility has a scheduled maturity date of September 10, 2013 and includes an option for EOG to extend, on up to two occasions, the term for successive one-year periods, subject to, among certain other terms and conditions, the consent of the Banks holding greater than 50% of the commitments then outstanding under the New Facility. The New Facility commits the Banks to provide advances and letters of credit up to an aggregate principal amount of $1.0 billion at any one time outstanding, with an option for EOG to request increases in the aggregate commitments to an amount not to exceed $1.5 billion, subject to certain terms and conditions. Advances under the New Facility accrue interest based, at EOG’s option, on either the London InterBank Offering rate (LIBOR) plus an applicable margin or the base rate (as defined in the New Facility) plus an applicable margin. The applicable margin used in connection with interest rates and fees will be based on EOG’s credit rating at the applicable time.
     The New Facility also provides for a Canadian sub-facility and a United Kingdom (UK) sub-facility, pursuant to which a Canadian subsidiary of EOG and a UK subsidiary of EOG, respectively, each can obtain advances and letters of credit up to an aggregate principal amount of $75.0 million (which amount is included in, and is not in addition to, the $1.0 billion aggregate commitments).
     The New Facility contains representations, warranties, covenants and events of default that are customary for investment grade, senior unsecured commercial bank credit agreements, including a financial covenant for the maintenance of a total debt-to-total capitalization ratio of no greater than 65%.
     The foregoing description of the New Facility does not purport to be complete and is qualified in its entirety by reference to the New Facility, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     (a) The information set forth above under Item 1.01 is incorporated herein by reference. As of the date hereof, no borrowings have been made under the New Facility by EOG, its Canadian subsidiary party thereto or its UK subsidiary party thereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (b),(c) On September 9, 2010, the Board of Directors of EOG appointed Ann D. Janssen, Vice President, Accounting of EOG, as EOG’s principal accounting officer. Timothy K. Driggers, Vice President and Chief Financial Officer of EOG, was previously EOG’s principal accounting officer and will continue to serve as EOG’s principal financial officer.
     Ms. Janssen, 45, has served as Vice President, Accounting of EOG since July 2007 and, prior to such appointment, served as Controller, Financial Reporting and Planning of EOG from July 2002 to July 2007 and as Treasurer of EOG from May 2000 to July 2002.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits.

*	10.1	Revolving Credit Agreement, dated as of September 10, 2010, among EOG, Bank of America, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto.

	10.2	Revolving Credit Agreement, dated as of June 28, 2005, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005).

	10.3	First Amendment to Revolving Credit Agreement, dated as of June 21, 2006, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006).

	10.4	Second Amendment to Revolving Credit Agreement, dated as of May 18, 2007, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007).

	10.5	Third Amendment to Revolving Credit Agreement, dated as of September 14, 2007, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007).

*	Exhibit filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)
Date: September 14, 2010	By:	/s/ Timothy K. Driggers
Timothy K. Driggers
Vice President and Chief Financial Officer (Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
*10.1	Revolving Credit Agreement, dated as of September 10, 2010, among EOG, Bank of America, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto.

10.2	Revolving Credit Agreement, dated as of June 28, 2005, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2005).

10.3	First Amendment to Revolving Credit Agreement, dated as of June 21, 2006, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2006).

10.4	Second Amendment to Revolving Credit Agreement, dated as of May 18, 2007, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007).

10.5	Third Amendment to Revolving Credit Agreement, dated as of September 14, 2007, among EOG, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto, and the other parties thereto (incorporated by reference to Exhibit 10.1 to EOG’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007).

*	Exhibit filed herewith